2016 ANNUAL SHAREHOLDERS' MEETING

MAY 20, 2016

ELBA, ALABAMA

The National Security Group

Insuring your world.

TWO YEAR FINANCIAL SNAPSHOT

	2015	2014
Gross Premiums Written	$66,809,000	$65,453,000
Ceded Premiums	$(6,420,000)	$(7,249,000)
Net Premiums Written	$60,389,000	$58,204,000
Net Premiums Earned	$59,462,000	$56,653,000
Policyholder Benefits and Settlement Expenses	$34,148,000	$30,882,000
Net Income	$4,697,000	$7,616,000
Earnings Per Share	$1.87	$3.04
Return on Equity	10.72%	19.98%
Invested Assets	$112,557,000	$109,549,000
Total Assets	$148,099,000	$144,865,000
Total Equity	$44,883,000	$42,757,000
Book Value Per Share	$17.87	$17.05
Year End Closing Market Price	$15.25	$13.45

Pre-Tax Income from Operations (AMOUNTS IN THOUSANDS)

YEAR ENDED DECEMBER 31,	2015	2014	2013	2012	2011
Net Income (Loss)	$ 4,697	$ 7,616	$ 5,658	$ (6,671)	$ (4,956)
Plus: Federal Income Tax Expense (Benefit)	1,650	1,759	1,665	(4,393)	(2,643)
Plus: Non-Insurance Litigation Expense	-	-	-	13,328	1,626
Less: Net Realized Capital (Gains) Losses	(503)	(100)	(4,439)	(2,790)	(669)
Less: Gain on COLI	-	(3,256)	-	-	-
Pre-Tax Income from Operations	**$ 5,844**	**$ 6,019**	**$ 2,884**	**$ (526)**	**$ (6,642)**
Net Cat Loss Summary:					
Hurricane Catastrophe Losses	$ -	$ -	$ -	$ 3,609	$ -
Non-Hurricane Catastrophe Losses	5,373	2,628	4,364	906	8,392
Total Catastrophe Losses	**$ 5,373**	**$ 2,628**	**$ 4,364**	**$ 4,515**	**$ 8,392**

NET CATASTROPHE LOSSES (AMOUNTS IN THOUSANDS)



$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Hurricane CATs
Non-Hurricane CATs
$-
$5,373
$-
$2,628
$-
$4,364
$3,609
$906
$-
$8,392
$-
$1,742
$-
$2,560
$8,044
$5,228
$-
$918
$-
$1,497
$13,832
$1,086
2015
2014
2013
2012
2011
2010
2009
2008
2007
2006
2005

P&C COMBINED RATIO COMPARISON (AMOUNTS IN %)



140%
120%
100%
80%
60%
40%
20%
0%
91%
87%
93%
103%
117%
96%
95%
120%
94%
96%
107%
2015
2014
2013
2012
2011
2010
2009
2008
2007
2006
2005

CASH FLOW FROM OPERATIONS (AMOUNTS IN THOUSANDS)



$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000
$6,880
$9,833
$2,659
$(13,706)
$(6,752)
$2,793
$8,723
$(5,892)
$4,070
$7,802
$(5,449)
2015
2014
2013
2012
2011
2010
2009
2008
2007
2006
2005

Debt/Equity Trends (AMOUNTS IN THOUSANDS)



$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
88.1%
68.0%
45.8%
40.0%
38.4%
33.8%

	2011	2012	2013	2014	2015	2016-Q1
Debt	$12,857	$26,631	$22,755	$19,572	$17,957	$17,959
Equity	$38,015	$30,227	$33,472	$42,757	$44,883	$46,767
D/E	33.8%	88.1%	68.0%	45.8%	40.0%	38.4%

Book Value/Market Price per share



$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
56.8%
69.8%
74.1%
78.9%
85.3%
80.8%

	2011	2012	2013	2014	2015	2016-Q1
Book Value	$15.41	$12.25	$13.42	$17.05	$17.87	$18.61
Market Value	$8.75	$8.55	$9.95	$13.45	$15.25	$15.03
P/B	56.8%	69.8%	74.1%	78.9%	85.3%	80.8%

2015 Summary

- 5% premium growth with continued upward rate adjustments in several states
- 11.4% decline in catastrophe reinsurance cost
- 10.72% return on equity
  - Minimal contribution from capital gains
  - No "one-time" events
  - $5.4 million in catastrophe losses
- 2.7% increase in invested assets
- 7.3% reduction in debt
  - Repayment of $1,357,000 during 2015 reduced debt/equity ratio to 40.0% debt/equity at 12/31/2015 compared to 45.8% at 12/31/2014
- 5.0% increase in shareholders' equity
  - 4.8% increase in book value
    - $17.87 per share at 12/31/2015 compared to $17.05 per share at 12/31/2014
  - 13.4% increase in market price
    - $15.25 per share at 12/31/2015 compared to $13.45 per share at 12/31/2014
- $1.1 million pre-tax turnaround in life segment pre-tax earnings in 2015 versus 2014
- 3rd straight year of underwriting profits and combined ratio of less than 100%
  - 91% P&C Combined Ratio (with $5.4 million in catastrophe losses) compared to 87.4% in 2014
  - Pre-tax income from operations down only $175,000 compared to 2014 with catastrophe losses up $2.7 million

MARCH 31, 2016

FIRST QUARTER RESULTS

Financial Snapshot

	For the Three Months Ended March 31,	
	2016	2015
Net Premiums Written	$15,937,000	$15,034,000
Net Premiums Earned	$15,165,000	$14,706,000
Net Income	$941,000	$1,308,000
Earnings Per Share	$0.37	$0.52
	At March 31, 2016	At December 31, 2015
Invested Assets	$116,127,000	$112,557,000
Total Assets	$148,612,000	$148,099,000
Total Equity	$46,767,000	$44,883,000
Book Value Per Share	$18.61	$17.87
Closing Market Price	$15.03	$15.25

Pre-Tax Income from Operations (AMOUNTS IN THOUSANDS)

QUARTER ENDED MARCH 31,	2016	2015	2014	2013	2012
Net Income (Loss)	$ 941	$ 1,308	$ 999	$ (409)	$ 531
Plus: Federal Income Tax Expense (Benefit)	360	478	284	(619)	25
Plus: Non-Insurance Litigation Expense	-	-	-	-	589
Less: Net Realized Capital (Gains) Losses	(7)	(142)	(88)	(27)	(206)
Pre-Tax Income from Operations	$ 1,294	$ 1,644	$ 1,195	$ (1,055)	$ 939
Net Cat Loss Summary:					
Hurricane Catastrophe Losses	$ -	$ -	$ -	$ 3,609	$ -
Non-Hurricane Catastrophe Losses	1,447	511	602	1,788	480
Total Catastrophe Losses	$ 1,447	$ 511	$ 602	$ 5,397	$ 480

Quarter Summary

- Premium Revenue
  - Net premiums earned up 3.1%
  - Catastrophe reinsurance cost declined 3.2%
- Catastrophe losses of $1,447,000 in 2016 compared to $511,000 in 2015
  - Higher frequency of catastrophe events in 2016 compared to 2015
  - P&C Combined Ratio 92.1% compared to 87.7%
- Pre-tax income from operations down only $350,000 with catastrophe losses up $936,000 and non-catastrophe losses up $642,000
- Non-cat wind and hail losses of $1,435,000 in 2016 compared to $793,000 in 2015
- Invested assets up 3.2% to $116,000,000
- Shareholders' equity increased 4.2%
- Book value per share up 4.1% to $18.61 at 3/31/2016 compared to $17.87 at 12/31/2015

Notable Accomplishments – 2015-2016

- Technology
  - Document management system upgrade
    - Re-write and simplify workflows and optimize business processes
    - Enhanced security
  - Field marketing staff tablet application
    - Review information on agents and prospects in area
    - View agency performance metrics
    - Create and communicate notes with home office staff
  - Disaster recovery improvements
    - New backup and restoration system that enhances our disaster recovery scenarios
  - Completed new phone system upgrade
    - Improved ability to monitor and record customer service calls
    - Enhanced employee training and improve customer service
- Continued focus on employee training and development

Notable Accomplishments – 2015-2016

- Product pricing/underwriting margins
  - Developed/implemented new rates for seven programs in four states
    - Rate adjustments covered 33% of in-force business
    - Weighted average rate increase 9.09%
- Underwriting Enhancements
  - Beginning to expand use of property inspections
  - Started process of increasing coverage limits in most profitable states/programs
  - Started process of standardization of deductibles offered across states

2016 Initiatives

- Technology
  - Implementation of automatic data interchange allowing our independent P&C agents to download their policy information from NSFC directly into their agency management system
  - New desktop computers
    - Replaces 6 year old machines
    - 500% faster, improving productivity
    - Consumes 85% less power
- Eliminate Mobile Attic Debt
  - $5 million remaining with goal of retiring over next two years
- Improve time to market with rate implementations (ongoing)
  - React quickly to market changes and increases in reinsurance cost
- Further improvement to operational processes and procedures (ongoing)
- Develop and implement plans to enhance rate of premium revenue growth
- Improve data analysis/modeling processes (ongoing)
- CONTINUE TO GROW AND DEVELOP OUR PEOPLE! (never ending)

Looking ahead…

- Interest rates/Investment returns
  - Balance impact of current low rates and adverse impact of rising rates on market value of holdings
- Continue to manage/grow/profitability allocate capital
  - React to increased capital standards from rating agencies (AM Best)
  - Increase AM Best rating
- Prepare to react to future increases in reinsurance cost
- Enhance revenue growth without compromising profitability
- Manage regulatory hurdles
- Enhance ERM processes
- Continued staff development
- Explore further options to enhance SHAREHOLDER VALUE!
  - Book value growth
  - Dividend growth
  - Profit and revenue growth

Questions?